                                                                   EXHIBIT 10.17

                           SPECTRASITE HOLDINGS, INC.
                           EXECUTIVE SEVERANCE PLAN A

1.       PURPOSE

                  The purpose of the Plan is to provide a means by which SpectraSite Holdings, Inc. (the "Company") and its Affiliates may attract individuals to enter into and remain in the employ of the Company and its Affiliates and to provide key employees of the Company and its Affiliates with professional security to enable them to devote their full attention to the fulfillment of their duties and responsibilities to the Company and its Affiliates.

2.       DEFINITIONS

                  For purposes of the Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by, or under direct or indirect common control with, such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have correlative meanings.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Bonus Amount" means a Participant's aggregate target bonuses, as determined by the Company from time to time, for the fiscal year of the Company during which the Participant's employment with the Company or any of its Affiliates is terminated. A "target bonus" means the bonus that would be earned upon 100% achievement of stated performance measures.

                  (d) "Cause" means, in respect of any Participant having a written employment or similar written agreement with the Company or any of its Affiliates, the occurrence of any circumstance described in clauses (i), (ii),
(iii) or (iv) below which also results in the Company or such Affiliate having "cause" to terminate the Participant's employment under such agreement and, in respect of any other Participant, upon (i) the willful and continued failure of the Participant to substantially perform his duties to the Company or any of its Affiliates after written notice of such failure is delivered to the Participant and the Participant has not cured such failure within ten (10) days of receiving such notice; (ii) the Participant willfully engaging in conduct which is demonstrably injurious to the Company or any of its Affiliates; (iii) the Participant's material breach of any confidentiality provision included in any agreement between the Participant and the Company or any of its Affiliates; or
(iv) the Participant being convicted of, or pleading guilty or no contest to, a felony or other crime having as its predicate element fraud, dishonesty or misappropriation. For purposes of this definition, no act or failure to act by
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                                                                               2


a Participant shall be considered "willful" unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant's action or omission was in the best interests of the Company.

                  (e) "Change in Control" means the occurrence of any one of the following events:

                           (i) any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than one or more Permitted Holders, is or becomes the beneficial owner, as defined in Exchange Act Rules 13d-3 and 13d-5, except that for purposes of this paragraph (i) such person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, directly or indirectly, of more than 35% of the total voting power of the Company's Voting Stock; provided, however, that the Permitted Holders beneficially own, directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the Company's Voting Stock than such other person, and do not have the right or ability, by voting power, contract, or otherwise, to elect or designate for election, a majority of the Board.

                           For purposes of this paragraph (i), (A) such other person shall be deemed to beneficially own any Voting Stock of a specified entity held by a parent entity, if such other person is the beneficial owner, directly or indirectly, of more than 35% of the voting power of the parent entity's Voting Stock, and the Permitted Holders beneficially own, directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the parent entity's Voting Stock than such other person, and do not have the right or ability, by voting power, contract or otherwise, to elect, or designate for election, a majority of the parent entity's board of directors, and
         (B) the Permitted Holders shall be deemed to beneficially own any Voting Stock of an entity held by any other parent entity, so long as the Permitted Holders beneficially own, directly or indirectly, in the aggregate, a majority of the voting power of the parent entity's Voting Stock;

                           (ii) during any period of two consecutive years, or, in the case this event occurs within the first two years after the Effective Date, such shorter period as shall have begun on the Effective Date, individuals who at the beginning of such period constituted the Board, together with any new directors whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of a majority of the Company's directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board then in office;

                           (iii)    The Company's merger or consolidation with
         or into another person or the merger of another person with or into the Company, if the Company's securities that are outstanding immediately prior to such transaction
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                                                                               3


         and which represent 100% of the aggregate voting power of the Company's Voting Stock are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; or

                           (iv) the sale of all or substantially all of the Company's assets to another person, other than a Permitted Holder or a person that is controlled by the Permitted Holders.

                  (f) "Committee" means the Compensation Committee of the Board.

                  (g)      "Effective Date" means March 1, 2002.

                  (h) "Enhancement Period" means the period of time beginning with a Change in Control and ending on the date which is the second anniversary of such Change in Control.

                  (i) "Good Reason" means, after a Change in Control or under circumstances described in Section 4(c) prior to a Change in Control, without a Participant's written consent, the occurrence of (i) any event constituting "good reason" for the Participant's termination of his employment with the Company or any of its Affiliates under any written employment or similar written agreement between the Participant and the Company or any of its Affiliates, if any, or (ii) the occurrence of any of the following events:

                           (i)      (A) any change in the duties or
         responsibilities (including reporting responsibilities) of the Participant that is inconsistent in any material and adverse respect with the Participant's position(s), duties, responsibilities or status with the Company immediately prior to such Change in Control (including any material and adverse diminution of such duties or responsibilities); provided, however, that Good Reason shall not be deemed to occur upon a change in duties or responsibilities (other than reporting responsibilities) that is solely and directly a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph (i) or (B) a material and adverse change in the Participants' titles or offices with the Company as in effect immediately prior to such Change in Control;

                           (ii) a material reduction by the Company in the Participant's rate of annual base salary or annual target bonus opportunity (including any material and adverse change in the formula for such annual bonus target) as in effect immediately prior to such Change in Control;

                           (iii) any requirement of the Company that the Participant be based anywhere more than thirty-five (35) miles from the office where the Participant is located at the time of the Change in Control, if such relocation increases the Participant's commute by more than twenty (20) miles; or

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                                                                              4


                           (iv) any failure of the Company to cause any successor entity to the Company unconditionally to assume all of the obligations of the Company under the Plan (except to the extent that such obligation would be assumed by operation of law) prior to the effectiveness of any Change in Control or other Business Combination (as defined in Section 10) that constitutes a Change in Control (for purposes of implementing the foregoing, the date on which any such Business Combination becomes effective shall be deemed the date Good Reason occurs).

In addition, any termination of employment by the Participant for any reason during the 30-day period commencing on the first anniversary of a Change in Control shall be treated as a termination by the Participant for Good Reason.

                  (j) "Participant" means any employee of the Company or any of its controlled Affiliates designated in writing by the Board of the Committee as a Participant in this Plan.

                  (k) "Permitted Holders" means any or all of Stephen H. Clark, David P. Tomick, Joe L. Finley, Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe IX, L.P., WCAS Information Partners, L.P., WCAS Capital Partners III, L.P., their respective general partners, employees of Welsh, Carson, Anderson & Stowe, CIBC WG Argosy Merchant Fund 2, L.L.C., Co-Investment Merchant Fund 3, LLC, Caravelle Investment Fund L.L.C., Tower Parent Corp., Whitney Equity Partners, L.P., J.H. Whitney III, L.P., Whitney Strategic Partners III, L.P., J.H. Whitney Mezzanine Fund, L.P., Waller-Sutton Media Partners, L.P., Kitty Hawk Capital Limited Partnership, III, Kitty Hawk Capital Limited Partnership, IV, Eagle Creek Capital, L.L.C., The North Carolina Enterprise Fund L.P., Finley Family Limited Partnership, and their respective Affiliates.

                  (l) "Plan" means this SpectraSite Holdings, Inc. Executive Severance Plan A.

                  (m) "Qualifying Termination" means a termination of such Participant's employment (i) by the Company other than for Cause or (ii) by the Participant for Good Reason. The termination of a Participant's employment for any other reason shall not be a Qualifying Termination.

                  (n) "Voting Stock" of a person means all classes of capital stock or other interests, including partnership interests, of such person then outstanding and normally entitled, without regard to the occurrence of any contingency, to vote in the election of directors, managers, or trustee thereof.

3.       EFFECTIVE DATE; DURATION

                  The Plan shall be effective as of the Effective Date. The Plan shall terminate as determined by the Board or the Committee in accordance with
Section 12.
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                                                                               5


4.       PAYMENTS UPON TERMINATION OF EMPLOYMENT

                  (a) Other Than During Enhancement Period. If a Participant's employment is terminated other than during an Enhancement Period pursuant to a Qualifying Termination, then:

                           (i)      within ten (10) days following such
         termination, the Company shall make a lump-sum payment to such Participant in the amount of (x) any earned but unpaid salary due to the Participant and (y) the Bonus Amount multiplied by a fraction, the numerator of which is the number of days occurring in the fiscal year during which such termination occurs prior to the date of such termination and the denominator of which is 365;

                           (ii)     the Company shall pay to the Participant,
         (x) the Participant's annual base salary during the twenty-four (24) month period following such termination at the rate in effect on the date of such termination in accordance with the Company's payroll practices and (y) payments in respect of such 24-month period in annual amounts equal to the Bonus Amount at such times as bonuses are typically paid to active employees of the Company; and

                           (iii) the Company shall continue to provide the Participant (and the Participant's dependents, if applicable) during the twenty-four (24) month period following such termination with the same level of medical, dental, accident, disability and life insurance benefits upon substantially the same terms and conditions (including contributions required by the Participant for such benefits) as existed immediately prior to such termination; provided, however, that, if the Participant becomes reemployed with another employer and becomes eligible to receive any such benefits from such employer, the applicable benefits described herein shall be secondary to such benefits during the period of the Participant's eligibility, but only to the extent that the Company reimburses the Participant for any increased cost and provides any additional benefits necessary to provide the Participant with the benefits to which the Participant would otherwise be entitled under this Section 4(a)(iii).

                  (b) During Enhancement Period. If a Participant's employment is terminated during an Enhancement Period pursuant to a Qualifying Termination, then:

                           (i)      within ten (10) days following such
         termination, the Company shall make a lump-sum payment to such Participant in the amount of any earned but unpaid salary due to the Participant;

                           (ii)     the Company shall pay to the Participant,
         (x) the Participant's annual base salary during the thirty-six (36) month period following such termination at the rate in effect on the date of such termination (or, if more favorable to the Participant, the Participant's base salary rate in effect immediately prior to the
         Change in Control) in accordance with the Company's payroll practices and (y) payments in respect of such 36-month period in annual
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                                                                               6


         amounts equal to the Bonus Amount at such times as bonuses are typically paid to active employees of the Company;

                           (iii) the Company shall continue to provide the Participant (and the Participant's dependents, if applicable) during the thirty-six (36) month period following such termination with the same level of medical, dental, accident, disability and life insurance benefits upon substantially the same terms and conditions (including contributions required by the Participant for such benefits) as existed immediately prior to such termination (or, if more favorable to the Participant, as such benefits and terms and conditions existed immediately prior to the Change in Control); provided, however, that, if the Participant becomes reemployed with another employer and becomes eligible to receive any such benefits from such employer, the applicable benefits described herein shall be secondary to such benefits during the period of the Participant's eligibility, but only to the extent that the Company reimburses the Participant for any increased cost and provides any additional benefits necessary to provide the Participant with the benefits to which the Participant would otherwise be entitled under this Section 4(b)(iii); and

                           (iv) the Participant shall become immediately and fully vested in any account, plan, program or agreement the purpose of which is to provide nonqualified supplemental retirement benefits to the Participant.

                  (c) Special Circumstances. Notwithstanding any provision of the Plan to the contrary, if (i) a Participant's employment is terminated prior to a Change in Control under circumstances that would have constituted a Qualifying Termination if such circumstances occurred following a Change in Control; (ii) such termination (or event constituting Good Reason for such termination) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control or was otherwise in anticipation of a Change in Control; and (iii) a Change in Control involving such third party (or a party competing with such third party to effectuate a Change in Control) or such anticipated Change in Control does occur, then for purposes of the Plan and solely as to the affected Participant, the date immediately prior to the date of such termination of employment shall be treated as a Change in Control and such termination shall be treated as a Qualifying Termination occurring during an Enhancement Period.

5.       NO LOSS OF DEDUCTION

                  No payment shall be made and no benefit shall be provided
under the Plan which, in the reasonable determination of the Committee, would result in the loss of any deduction to the Company or any of its Affiliates through the application of Section 280G of the Internal Revenue Code of 1986, as amended.
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                                                                               7


6.       TERMINATION OF PAYMENTS AND BENEFITS

                  The Company shall have no further obligation under the Plan to make payments or provide benefits to any Participant who materially breaches any noncompetition, nonsolicitation, confidentiality or similar agreement between such Participant and the Company or any of its Affiliates.

7.       WITHHOLDING TAXES

                  The Company may withhold from all payments due to a Participant (or his beneficiary or estate) under the Plan all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

8.       SCOPE OF THE PLAN

                  Nothing in the Plan shall be deemed to entitle any Participant to continued employment with the Company or any of its Affiliates or in any way alter the at-will nature of any Participant's employment with the Company or its Affiliates. The Plan shall not affect or be affected by any agreement, plan, policy or program of the Company or its Affiliates providing equity-based compensation to any employee of the Company or any of its Affiliates.

9.       NO MITIGATION; NO OFFSET

                  No Participant shall be obligated to seek other employment or take other action by way of mitigation of the benefits payable to the Participant under the Plan and except in respect of welfare benefits as described in Sections 4(a)(iii) or 4(b)(iii), such benefits shall not be reduced whether or not the Participant obtains other employment.

10.      SUCCESSORS

                  (a) The Plan shall not be terminated by any Change in Control or other merger, consolidation, statutory share exchange, sale of substantially all the assets or similar form of corporate transaction involving the Company (a "Business Combination"). In the event of any Business Combination, the provisions of the Plan shall be binding upon the surviving corporation, and such surviving corporation, if it is not the Company, shall be treated as the Company hereunder.

                  (b) The Company agrees that in connection with any Change in Control or other Business Combination it will cause any successor entity to the Company unconditionally to assume all of the obligations of the Company hereunder, except to the extent assumed by operation of law.

11.      FULL SETTLEMENT

                  In the event that either (i) there exists any other agreement between a Participant and the Company or its Affiliates which provides severance, change of control or similar benefits (other than in respect of equity-based compensation) to the
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                                                                               8


Participant, or (ii) such Participant participates in any other plan, program or policy of the Company or its Affiliates providing such benefits, such Participant shall be entitled, at the election of the Participant, to either (x) the payments and benefits due to the Participant under the Plan or (y) the payments and benefits due to the Participant under such other agreement, plan, program or policy, but not both.

12.      AMENDMENT AND TERMINATION

                  The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant shall not to that extent be effective without the written consent of the affected Participant; provided, further, that no such amendment, alteration, suspension, discontinuance or termination during an Enhancement Period shall be effective in respect of any Participant (whether or not impairing the rights of such Participant) without the written consent of such Participant.

13.      GOVERNING LAW

                  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law of it or any other jurisdiction.

14.      INTERPRETATION

                  Masculine pronouns or other words of masculine gender shall refer to both men and women. The titles and headings of the sections of the Plan are for convenience of reference only and, in the effect of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                      * * *

As adopted by the Compensation Committee of the Board of Directors of SpectraSite
Holdings, Inc.

                           SPECTRASITE HOLDINGS, INC.
                           EXECUTIVE SEVERANCE PLAN B

1.       PURPOSE

                  The purpose of the Plan is to provide a means by which SpectraSite Holdings, Inc. (the "Company") and its Affiliates may attract individuals to enter into and remain in the employ of the Company and its Affiliates and to provide key employees of the Company and its Affiliates with professional security to enable them to devote their full attention to the fulfillment of their duties and responsibilities to the Company and its Affiliates.

2.       DEFINITIONS

                  For purposes of the Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by, or under direct or indirect common control with, such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have correlative meanings.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Bonus Amount" means a Participant's aggregate target bonuses, as determined by the Company from time to time, for the fiscal year of the Company during which the Participant's employment with the Company or any of its Affiliates is terminated. A "target bonus" means the bonus that would be earned upon 100% achievement of stated performance measures.

                  (d) "Cause" means, in respect of any Participant having a written employment or similar written agreement with the Company or any of its Affiliates, the occurrence of any circumstance described in clauses (i), (ii),
(iii) or (iv) below which also results in the Company or such Affiliate having "cause" to terminate the Participant's employment under such agreement and, in respect of any other Participant, upon (i) the willful and continued failure of the Participant to substantially perform his duties to the Company or any of its Affiliates after written notice of such failure is delivered to the Participant and the Participant has not cured such failure within ten (10) days of receiving such notice; (ii) the Participant willfully engaging in conduct which is demonstrably injurious to the Company or any of its Affiliates; (iii) the Participant's material breach of any confidentiality provision included in any agreement between the Participant and the Company or any of its Affiliates; or
(iv) the Participant being convicted of, or pleading guilty or no contest to, a felony or other crime having as its predicate element fraud, dishonesty or misappropriation. For purposes of this definition, no act or failure to act by
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                                                                               2


a Participant shall be considered "willful" unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant's action or omission was in the best interests of the Company.

                  (e) "Change in Control" means the occurrence of any one of the following events:

                           (i) any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than one or more Permitted Holders, is or becomes the beneficial owner, as defined in Exchange Act Rules 13d-3 and 13d-5, except that for purposes of this paragraph (i) such person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, directly or indirectly, of more than 35% of the total voting power of the Company's Voting Stock; provided, however, that the Permitted Holders beneficially own, directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the Company's Voting Stock than such other person, and do not have the right or ability, by voting power, contract, or otherwise, to elect or designate for election, a majority of the Board. For purposes of this paragraph (i), (A) such other person shall be deemed to beneficially own any Voting Stock of a specified entity held by a parent entity, if such other person is the beneficial owner, directly or indirectly, of more than 35% of the voting power of the parent entity's Voting Stock, and the Permitted Holders beneficially own, directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the parent entity's Voting Stock than such other person, and do not have the right or ability, by voting power, contract or otherwise, to elect, or designate for election, a majority of the parent entity's board of directors, and (B) the Permitted Holders shall be deemed to beneficially own any Voting Stock of an entity held by any other parent entity, so long as the Permitted Holders beneficially own, directly or indirectly, in the aggregate, a majority of the voting power of the parent entity's Voting Stock;

                           (ii) during any period of two consecutive years, or, in the case this event occurs within the first two years after the Effective Date, such shorter period as shall have begun on the Effective Date, individuals who at the beginning of such period constituted the Board, together with any new directors whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of a majority of the Company's directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board then in office;

                           (iii) The Company's merger or consolidation with or into another person or the merger of another person with or into the Company, if the Company's securities that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Company's Voting Stock are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; or

                           (iv) the sale of all or substantially all of the Company's assets to another person, other than a Permitted Holder or a person that is controlled by the Permitted Holders.

                  (f) "Committee" means the Compensation Committee of the Board.

                  (g)      "Effective Date" means March 1, 2002.

                  (h) "Enhancement Period" means the period of time beginning with a Change in Control and ending on the date which is the second anniversary of such Change in Control.

                  (i) "Good Reason" means, after a Change in Control or under circumstances described in Section 4(c) prior to a Change in Control, without a Participant's written consent, the occurrence of (i) any event constituting "good reason" for the Participant's termination of his employment with the Company or any of its Affiliates under any written employment or similar written agreement between the Participant and the Company or any of its Affiliates, if any, or (ii) the occurrence of any of the following events:

                           (i)      (A) any change in the duties or
         responsibilities (including reporting responsibilities) of the Participant that is inconsistent in any material and adverse respect with the Participant's position(s), duties, responsibilities or status with the Company immediately prior to such Change in Control (including any material and adverse diminution of such duties or responsibilities); provided, however, that Good Reason shall not be deemed to occur upon a change in duties or responsibilities (other than reporting responsibilities) that is solely and directly a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph (i) or (B) a material and adverse change in the Participants' titles or offices with the Company as in effect immediately prior to such Change in Control;

                           (ii) a material reduction by the Company in the Participant's rate of annual base salary or annual target bonus opportunity (including any material and adverse change in the formula for such annual bonus target) as in effect immediately prior to such Change in Control;

                           (iii) any requirement of the Company that the Participant be based anywhere more than thirty-five (35) miles from the office where the Participant is located at the time of the Change in Control, if such relocation increases the Participant's commute by more than twenty (20) miles; or
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                                                                               4


                           (iv) any failure of the Company to cause any successor entity to the Company unconditionally to assume all of the obligations of the Company under the Plan (except to the extent that such obligation would be assumed by operation of law) prior to the effectiveness of any Change in Control or other Business Combination (as defined in Section 10) that constitutes a Change in Control (for purposes of implementing the foregoing, the date on which any such Business Combination becomes effective shall be deemed the date Good Reason occurs).

In addition, any termination of employment by the Participant for any reason during the 30-day period commencing on the first anniversary of a Change in Control shall be treated as a termination by the Participant for Good Reason.

                  (j) "Participant" means any employee of the Company or any of its controlled Affiliates designated in writing by the Board of the Committee as a Participant in this Plan.

                  (k) "Permitted Holders" means any or all of Stephen H. Clark, David P. Tomick, Joe L. Finley, Welsh, Carson, Anderson & Stowe VIII, L.P., Welsh, Carson, Anderson & Stowe IX, L.P., WCAS Information Partners, L.P., WCAS Capital Partners III, L.P., their respective general partners, employees of Welsh, Carson, Anderson & Stowe, CIBC WG Argosy Merchant Fund 2, L.L.C., Co-Investment Merchant Fund 3, LLC, Caravelle Investment Fund L.L.C., Tower Parent Corp., Whitney Equity Partners, L.P., J.H. Whitney III, L.P., Whitney Strategic Partners III, L.P., J.H. Whitney Mezzanine Fund, L.P., Waller-Sutton Media Partners, L.P., Kitty Hawk Capital Limited Partnership, III, Kitty Hawk Capital Limited Partnership, IV, Eagle Creek Capital, L.L.C., The North Carolina Enterprise Fund L.P., Finley Family Limited Partnership, and their respective Affiliates.

                  (l) "Plan" means this SpectraSite Holdings, Inc. Executive Severance Plan B.

                  (m) "Qualifying Termination" means a termination of such Participant's employment (i) by the Company other than for Cause or (ii) by the Participant for Good Reason. The termination of a Participant's employment for any other reason shall not be a Qualifying Termination.

                  (n) "Voting Stock" of a person means all classes of capital stock or other interests, including partnership interests, of such person then outstanding and normally entitled, without regard to the occurrence of any contingency, to vote in the election of directors, managers, or trustee thereof.

3.       EFFECTIVE DATE; DURATION

                  The Plan shall be effective as of the Effective Date. The Plan shall terminate as determined by the Board or the Committee in accordance with
Section 12.

4.       PAYMENTS UPON TERMINATION OF EMPLOYMENT

                  (a) Other Than During Enhancement Period. If a Participant's employment is terminated other than during an Enhancement Period pursuant to a Qualifying Termination, then:

                           (i)      within ten (10) days following such
         termination, the Company shall make a lump-sum payment to such Participant in the amount of (x) any earned but unpaid salary due to the Participant and (y) the Bonus Amount multiplied by a fraction, the numerator of which is the number of days occurring in the fiscal year during which such termination occurs prior to the date of such termination and the denominator of which is 365;

                           (ii)     the Company shall pay to the Participant,
         (x) the Participant's annual base salary during the eighteen (18) month period following such termination at the rate in effect on the date of such termination in accordance with the Company's payroll practices and
         (y) payments in respect of such 18-month period in annual amounts equal to the Bonus Amount at such times as bonuses are typically paid to active employees of the Company; provided, however, that the 18-month period referred to in this clause (ii) and the immediately following clause (iii) shall be reduced to twelve (12) months in the event that at the time of such termination the Participant has served less than five (5) years in either the Participant's then current employment position or one or more equivalent positions for purposes of the Plan, as determined by the Committee in its sole discretion; and

                           (iii) the Company shall continue to provide the Participant (and the Participant's dependents, if applicable) during the eighteen (18) month period following such termination with the same level of medical, dental, accident, disability and life insurance benefits upon substantially the same terms and conditions (including contributions required by the Participant for such benefits) as existed immediately prior to such termination; provided, however, that, if the Participant becomes reemployed with another employer and becomes eligible to receive any such benefits from such employer, the applicable benefits described herein shall be secondary to such benefits during the period of the Participant's eligibility, but only to the extent that the Company reimburses the Participant for any increased cost and provides any additional benefits necessary to provide the Participant with the benefits to which the Participant would otherwise be entitled under this Section 4(a)(iii).

                  (b) During Enhancement Period. If a Participant's employment is terminated during an Enhancement Period pursuant to a Qualifying Termination, then:

                           (i)      within ten (10) days following such
         termination, the Company shall make a lump-sum payment to such Participant in the amount of any earned but unpaid salary due to the Participant;

                           (ii)     the Company shall pay to the Participant,
         (x) the Participant's annual base salary during the twenty-four (24) month period following such termination at the rate in effect on the date of such termination (or, if more favorable to the Participant, the Participant's base salary rate in effect immediately prior to the Change in Control) in accordance with the Company's payroll practices and (y) payments in respect of such 24-month period in annual amounts equal to the Bonus Amount at such times as bonuses are typically paid to active employees of the Company;

                           (iii) the Company shall continue to provide the Participant (and the Participant's dependents, if applicable) during the twenty-four (24) month period following such termination with the same level of medical, dental, accident, disability and life insurance benefits upon substantially the same terms and conditions (including contributions required by the Participant for such benefits) as existed immediately prior to such termination (or, if more favorable to the Participant, as such benefits and terms and conditions existed immediately prior to the Change in Control); provided, however, that, if the Participant becomes reemployed with another employer and becomes eligible to receive any such benefits from such employer, the applicable benefits described herein shall be secondary to such benefits during the period of the Participant's eligibility, but only to the extent that the Company reimburses the Participant for any increased cost and provides any additional benefits necessary to provide the Participant with the benefits to which the Participant would otherwise be entitled under this Section 4(b)(iii); and

                           (iv) the Participant shall become immediately and fully vested in any account, plan, program or agreement the purpose of which is to provide nonqualified supplemental retirement benefits to the Participant.

                  (c) Special Circumstances. Notwithstanding any provision of the Plan to the contrary, if (i) a Participant's employment is terminated prior to a Change in Control under circumstances that would have constituted a Qualifying Termination if such circumstances occurred following a Change in Control; (ii) such termination (or event constituting Good Reason for such termination) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control or was otherwise in anticipation of a Change in Control; and (iii) a Change in Control involving such third party (or a party competing with such third party to effectuate a Change in Control) or such anticipated Change in Control does occur, then for purposes of the Plan and solely as to the affected Participant, the date immediately prior to the date of such termination of employment shall be treated as a Change in Control and such termination shall be treated as a Qualifying Termination occurring during an Enhancement Period.

5.       NO LOSS OF DEDUCTION

                  No payment shall be made and no benefit shall be provided under the Plan which, in the reasonable determination of the Committee, would result in the loss of any deduction to the Company or any of its Affiliates through the application of
Section 280G of the Internal Revenue Code of 1986, as amended.

6.       TERMINATION OF PAYMENTS AND BENEFITS

                  The Company shall have no further obligation under the Plan to make payments or provide benefits to any Participant who materially breaches any noncompetition, nonsolicitation, confidentiality or similar agreement between such Participant and the Company or any of its Affiliates.

7.       WITHHOLDING TAXES

                  The Company may withhold from all payments due to a Participant (or his beneficiary or estate) under the Plan all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

8.       SCOPE OF THE PLAN

                  Nothing in the Plan shall be deemed to entitle any Participant to continued employment with the Company or any of its Affiliates or in any way alter the at-will nature of any Participant's employment with the Company or its Affiliates. The Plan shall not affect or be affected by any agreement, plan, policy or program of the Company or its Affiliates providing equity-based compensation to any employee of the Company or any of its Affiliates.

9.       NO MITIGATION; NO OFFSET

                  No Participant shall be obligated to seek other employment or take other action by way of mitigation of the benefits payable to the Participant under the Plan and except in respect of welfare benefits as described in Sections 4(a)(iii) or 4(b)(iii), such benefits shall not be reduced whether or not the Participant obtains other employment.

10.      SUCCESSORS

                  (a) The Plan shall not be terminated by any Change in Control or other merger, consolidation, statutory share exchange, sale of substantially all the assets or similar form of corporate transaction involving the Company (a "Business Combination"). In the event of any Business Combination, the provisions of the Plan shall be binding upon the surviving corporation, and such surviving corporation, if it is not the Company, shall be treated as the Company hereunder.

                  (b) The Company agrees that in connection with any Change in Control or other Business Combination it will cause any successor entity to the Company unconditionally to assume all of the obligations of the Company hereunder, except to the extent assumed by operation of law.

11.      FULL SETTLEMENT

                  In the event that either (i) there exists any other agreement between a Participant and the Company or its Affiliates which provides severance, change of control or similar benefits (other than in respect of equity-based compensation) to the Participant, or (ii) such Participant participates in any other plan, program or policy of the Company or its Affiliates providing such benefits, such Participant shall be entitled, at the election of the Participant, to either (x) the payments and benefits due to the Participant under the Plan or (y) the payments and benefits due to the Participant under such other agreement, plan, program or policy, but not both.

12.      AMENDMENT AND TERMINATION

                  The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant shall not to that extent be effective without the written consent of the affected Participant; provided, further, that no such amendment, alteration, suspension, discontinuance or termination during an Enhancement Period shall be effective in respect of any Participant (whether or not impairing the rights of such Participant) without the written consent of such Participant.

13.      GOVERNING LAW

                  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law of it or any other jurisdiction.

14.      INTERPRETATION

                  Masculine pronouns or other words of masculine gender shall refer to both men and women. The titles and headings of the sections of the Plan are for convenience of reference only and, in the effect of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                      * * *

As adopted by the Compensation Committee of the Board of Directors of SpectraSite
Holdings, Inc.